Annual Shareholders’ Meeting May 13, 2015

Forward Looking Statements
This presentation contains forward-looking statements, which can be identified by the use of words such as “believes,” “expects,”
“anticipates,” “estimates” or similar expressions. These forward-looking statements include, but are not limited to:
statements of our goals, intentions and expectations;
statements regarding our business plans, prospects, growth and operating strategies;
statements regarding the asset quality of our loan and investment portfolios; and
estimates of our risks and future costs and benefits.
These forward-looking statements which are based on our current beliefs and expectations, are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by the forward-looking statements due to, among others, the following factors:
general economic conditions, either nationally or in our market areas, that are different than expected;
changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments;
increased competitive pressures among financial services companies;
changes in consumer spending, borrowing and savings habits;
legislative or regulatory changes that adversely affect our business;
adverse changes in the securities and credit markets; and
changes in accounting policies and practices, as may be adopted by bank regulatory agencies or the Financial Accounting
Standards Board.
Any forward-looking statements made by us speak only as of the date hereof. Any of the forward-looking statements that we make in this presentation may later prove incorrect because of inaccurate assumptions, the factors illustrated above or other factors that we cannot foresee.
Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward-looking statements.  We do not undertake, and specifically disclaim any obligation, to revise any forward-looking statements contained in this presentation.

(1) Closing price
(2) See Appendix – Non-GAAP Financial Measures
(3) Quarterly dividend increased to $0.04 in January 2015
Market Summary
Issuer: March 31, 2014 March 31, 2015
Listing/Ticker Symbol: Nasdaq Global Market/”SIFI”
Market Price Per Share:
(1)
$11.27 $12.15
Shares Outstanding: 12,822,157 12,776,315
Market Capitalization: $144.5 million $155.2 million
Tangible Book Value Per
Share:
(2)
$10.52 $11.00
Price to Tangible Book Value: 107.13% 110.45%
Dividend Yield:
(3)
1.06% 1.32%

Company Overview

SI Financial Group, Inc.

Agawam
Monson
Southbridge
395
Uxbridge
Franklin
Somers
197
Woonsocket
1
106
189
190
84
Woodstock
Cumberland Hill
North Attleboro
24
20
114
Attleboro
Ellington
118
Taunton
Willington
North Providence
Pawtucket
Windsor
83
44
102
Providence
Dighton
32
South Windsor
10
Hartford
Manchester
Mansfield
6
Cranston
195
Somerset
West Warwick
Newington
Glastonbury
Warwick
Fall River
Plainfield
Coventry
Bristol
66
91
95
Arcadia Management Area
North Kingstown
Middletown
2
138
Meriden
4
17
Little Haddam
Salem
2A
Hopkinton
156
85
Uncasville
9
Charlestown
77
Essex
Westerly
Fishers Island Sound
81
95
Madison
Old Lyme

Headquartered in Willimantic, CT Established in 1842 Total assets in 1995: $252 million Total assets as of December 31, 2014: $1.35 billion 5

Business Strategy
Community oriented focus by offering a full range of financial products and services
Optimize future growth opportunities by executing a proven business model and by opportunistically seeking branch or whole bank acquisitions in areas in or adjacent to existing market area
Prudently diversify the asset mix and geographic concentration by selectively increasing the percentage of commercial business loans, multi-family and commercial real estate loans locally and in the New England region and by expanding the existing portfolio of time share and homeowner association loans
Continue conservative underwriting practices and maintain a high quality loan portfolio
Increase core deposits by emphasizing exceptional customer service, cross-selling our full range of financial products and increasing our commercial deposits
Supplement noninterest income through expanded mortgage banking and wealth management operations

Financial Highlights

Assets as of December 31, 2014 - $1.35 billion 8 Cash & cash equivalents 3% Securities - AFS 13% Loans receivable, net 77% FHLB stock 1% Bank-owned life ins. 2% Other assets 4%

Securities Portfolio Comparison

38%
16%
39%
2%
4%
1%
December 31, 2014
US Govt & Agency Govt-spons. Enter.
MBS - Agency Oblig State/Political
Tax-exempt Other
($173 million)
32%
15%
45%
3%
2%
3%
December 31, 2013
US Govt & Agency Govt-spons. Enter.
MBS - Agency Oblig State/Political
Tax-exempt Other
($170 million)

Loan Portfolio Comparison

($1.04 billion) ($1.05 billion)
41%
28%
1%
11%
13%
6%
December 31, 2014
Residential RE Commercial RE
Construction SBA/USDA Purchased
Com'l Bus. - Other Consumer
43%
27%
1%
13%
11%
5%
December 31, 2013
Residential RE Commercial RE
Construction SBA/USDA Purchased
Com'l Bus. - Other Consumer

Asset Quality – Improving Trend
Savings Institute has maintained high asset quality with solid reserve coverage
Aggressive with early recognition of nonperforming loans
2010 2011 2012 2013 2014 3/31/15
Nonperforming loans $ 4,925 $ 10,591 $ 7,654 $ 6,993 $ 5,002 $4,760
Other real estate owned 1,285 976 1,293 2,429 1,271 1,324
Nonperforming assets 6,210 11,567 8,947 9,422 6,273 6,084
NPLs/Loans 0.81% 1.70% 1.11% 0.66% 0.48% 0.45%
NPAs/Assets 0.67% 1.21% 0.94% 0.70% 0.46% 0.45%
Reserves/Loans 0.79% 0.80% 0.93% 0.66% 0.74% 0.77%
Reserves/NPLs 97.44% 46.93% 83.45% 98.90% 155.88% 169.81%
Dollars in thousands.

Deposits
Total deposits exclude mortgagors’ and investors’ escrow accounts.
Dollars in thousands.
Average Rate on
Interest-Bearing
Deposits
1.55% 1.18% 0.97% 0.75% 0.62% 0.63%

$66,845
$85,958 $89,836
$139,428
$146,062
$137,639
$304,306
$343,331
$338,076
$494,765
$487,165 $508,387
$289,563
$272,637
$277,236
$350,556
$377,486
$383,621
$0
$100,000
$200,000
$300,000
$400,000
$500,000
$600,000
$700,000
$800,000
$900,000
$1,000,000
2010 2011 2012 2013 2014 3/31/2015
Demand NOW/Savings/MMDA Time

Operating Results
2012 2013 2014
03/31/15
(3 Mos.)
Net Interest
Margin 2.88% 2.93% 3.11% 3.07%
Net Income (Loss) $1,118 ($855) $4,411 $921
EPS (Diluted) $0.11 ($0.08) $0.36 $0.07
Non-Interest
Income $8,717 $8,305 $10,166 $2,337
Dollars in thousands, except per share amounts.

Expenses/Efficiencies
2012 2013 2014
03/31/15
(3 Mos.)
Non-Interest
Expenses $43.7 million
(1)
$37.7 million
(3)
$41.5 million $10.1 million
Efficiency Ratio 88.19%
(2)
96.10% 84.05% 85.55%
FTEs 248
(2)
294 280 280
Assets/FTEs $3.8 million $4.6 million $4.8 million $4.9 million
(1) 2012 represents total for both SI Financial Group, Inc. and Newport Federal Savings Bank as independent banks.
(2) SI Financial Group, Inc. only.
(3) Only four months as a combined institution.

Financial Strength – December 31, 2014
* Represents regulatory capital ratios for Savings Institute.
Ratio *
Minimum
Required
Well
Capitalized
Risk-Based Capital 15.87% 8.00% 10.00%
Tier 1 Risk-Based
Capital
14.86% 4.00% 6.00%
Tier 1 Capital 9.37% 4.00% 5.00%

Stock Repurchase Program
Company announced the Board of Directors approved the repurchase of up to 5%, or 630,000 shares, in March 2015
Repurchased 500,000 shares in the aggregate as of May 8, 2015
Average price of repurchased shares – $11.99 per share

2015 Initiatives Add Commercial Lenders Right Size Branch Network Charter Change EMV Chip Card 17

Appendix – Non-GAAP Financial Measures

Non-GAAP Financial Measures
Tangible Book Value Per Share:
12
Book value per share $12.03 $12.45
Effect of intangible assets per share (1.51) (1.45)
Tangible book value per share $10.52 $11.00
Tangible Common Equity:
Equity $154,298 $159,028
Less:  Intangible assets (19,402) (18,547)
Tangible equity $134,896 $140,481
Dollars in thousands, except per share amounts.

3/31/14 3/31/15